As filed with the Securities and Exchange Commission on September 13, 2011
1933 Act File No. 333-169317
1940 Act File No. 811- 22472

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2

(Check appropriate box or boxes)

 ☒    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
  ☒     Pre-Effective Amendment No.  1
 ☐    Post-Effective Amendment No.

and

 ☒    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
  ☒    Amendment No.  1

RiverNorth Tactical Opportunities Fund, Inc.
325 North LaSalle Street, Suite 645
Chicago, IL  60654

(312) 832-1440

Agent for Service
Patrick W. Galley
325 North LaSalle Street, Suite 645
Chicago, IL  60654

Copies of Communications to:
David A. Sturms
Renee M. Hardt
Vedder Price P.C.
222 N. LaSalle Street
Chicago, IL 60601

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement
_______________

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

 ☐ when declared effective pursuant to section 8(c)
_______________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock.........................................................................................................	1,000	$20.00	$20,000	$1.43
(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PROSPECTUS, dated September 13, 2011

__________ SHARES
RIVERNORTH TACTICAL OPPORTUNITIES FUND, INC.
COMMON STOCK

____________________

RiverNorth Tactical Opportunities Fund,  Inc. (the “Fund”) is offering _______ shares of common stock.  This is the initial public offering of the Fund’s shares of common stock, and no public market exists for its common stock.  The Fund is a newly organized, non-diversified, closed-end management investment company.

Investment Objective.  The Fund’s investment objective is total return consisting of capital appreciation and income.

No Prior History.  Because the Fund is newly organized, its common stock has no history of public trading.  Common stock of closed-end funds frequently trades at prices lower than net asset value.  The risk of loss due to this discount may be greater for initial investors expecting to sell their common stock in a relatively short period after the completion of this public offering.  It is expected that the Fund’s common stock will be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “_______.”

(continued on following page)

Investing in common stock involves certain risks.  See “Risks” beginning on page ___ of this Prospectus.

__________

PRICE $_____ PER SHARE

__________

	Price to Public	Sales Load	Estimated Offering Expenses	Proceeds After Expenses to the Fund
Per Share	$_______	$_______	$_______	$_______
Total	$_______	$_______	$_______	$_______

The underwriters may also purchase up to an additional _______ shares of common stock at the public offering price, less the sales load, within 45 days of the date of this Prospectus to cover overallotments.  If such option is exercised in full, the total price to public, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $__________, $__________, $__________ and $__________, respectively.  See “Underwriters.”

The Fund will pay offering expenses (other than the sales load) up to an aggregate of $_______ per share of the Fund’s common stock sold in this offering.   ALPS Advisors, Inc. (the “Adviser”) and RiverNorth Capital Management, LLC (the “ Subadviser ”) have agreed to bear (1) all organizational expenses of the Fund and (2) such offering expenses of the Fund (other than the sales load) that exceeds $_______ per share of the Fund’s common stock.  The aggregate offering expenses (other than the sales load), as of the date of this Prospectus, are estimated to be $__________, all of which would be borne by the Fund.  The actual aggregate offering expenses and the respective dollar amounts borne by the Fund and the Adviser and the Subadviser may be different.  Proceeds to the Fund are calculated after expenses paid by the Fund.

As with all closed-end funds, the Securities and Exchange Commission has not  approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares of common stock to purchasers on or about __________, 201 1 .

__________

[UNDERWRITERS]

__________, 2011

(continued from previous page)

Principal Strategies.  The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances the Fund’s assets in closed-end funds and exchange-traded funds (“ETFs” and collectively, “Underlying Funds”).  Underlying Funds also may include open-end funds and business development companies (“BDCs”).  Under normal market conditions, the Fund invests 65 % of its net assets in closed-end funds and 80% of its net assets in Underlying Funds.  The Fund also may invest in individual equity and fixed income securities, exchange-traded notes (“ETNs” ), cash and cash equivalents, alternative assets, such as real estate investment trusts (“REITs”), derivatives and structured securities, such as structured notes.

In selecting closed-end funds, in particular, the Fund’s subadviser will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds.  The Fund’s subadviser employs both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and trading algorithms to trade closed-end funds.  The Fund invests in other Underlying Funds to gain exposure to specific asset classes in lieu of allocating to closed-end funds when the subadviser believes closed-end fund discount or premium spreads are not attractive or to manage overall closed-end fund exposure in the Fund.

The Fund’s subadviser has the flexibility to change the Fund’s asset allocation based on ongoing analysis of the equity, fixed income and alternative asset markets.  The Fund’s adviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation decisions.  While the Fund’s subadviser continuously evaluates these factors, material shifts in asset class exposures typically take place over longer periods of time.

The Fund intends to maintain long positions and, to a lesser extent, hedging positions under normal market conditions.  Hedging positions may include short sales, inverse ETFs and derivatives, such as options, futures and swaps.

Leverage.  The Fund may borrow and/or issue preferred stock, notes or debt securities to the extent permitted by the Investment Company Act of 1940, as amended, for investment purposes.  These practices are known as leveraging.   Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the shares of common stock than if leverage is not used.

Investment Adviser and Subadviser .  The Fund’s investment adviser is ALPS Advisors, Inc. (the “Adviser”) and the Fund’s subadviser is RiverNorth Capital Management, LLC (the “ Subadviser ”).
__________

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the common stock, and retain it for future reference.  A Statement of Additional Information, dated __________, 2011 (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus.  You may request a free copy of the SAI, the table of contents of which is on page ___ of this Prospectus, annual and semi-annual reports to stockholders (when available) and other information about the Fund, by calling ___-___-____ or by writing to the Fund or by visiting the Fund’s website at www.rivernorthfunds.com (information included on the website does not form a part of this Prospectus) or obtain a copy (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov).

__________

The Fund’s common stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus.  Neither the Fund nor the underwriters have authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.  The Fund’s business, financial condition and results of operations may have changed since that date.

Until __________, 2011 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus and the SAI contain “forward-looking statements.”   Such forward-looking statements do not fit within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.    Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate” and similar terms and the negative of such terms.  Such forward-looking statements may be contained in this Prospectus.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the conditions in the U.S. and global economy, and conditions in the stock and credit related markets.

Although the Fund believes that the expectations expressed in its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in its forward-looking statements.  The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” section of this Prospectus.  All forward-looking statements contained or incorporated by reference in this Prospectus are made as of the date of this Prospectus.  Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement.

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Risks” section of this prospectus.  We urge you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund’s securities.

ii

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus.  This summary may not contain all of the information that you should consider before investing in the Fund’s shares of common stock offered by this Prospectus (the “Common Shares”).  You should review the more detailed information contained in this Prospectus and the SAI, especially the information set forth under the headings “Investment Objective, Strategies and Policies” and “Risks.”

The Fund	RiverNorth Tactical Opportunities Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering
The Fund is offering shares of common stock, $_______ par value per share, at $_______ per share through a group of underwriters led by [Underwriter].  The minimum purchase in this offering is _______ Common Shares ($_______).  The Fund has given the underwriters an option to purchase up to _______ additional Common Shares to cover overallotments.  See “Underwriters.”  The Fund will pay offering expenses (other than the sales load) up to an aggregate of $_______ per share of the Fund’s Common Shares sold in this offering.   ALPS Advisors, Inc. ( the “ Adviser”), the investment adviser to the Fund, and RiverNorth Capital Management, LLC, the subadviser to the Fund (the “Subadviser”), have agreed to bear (1) all organizational expenses of the Fund and (2) such offering expenses of the Fund (other than the sales load) that exceed $_______ per share of the Fund’s Common Shares.  The aggregate offering expenses (other than the sales load) to be incurred by the Fund currently are estimated to be $_______.  Proceeds to the Fund are calculated after expenses paid by the Fund.

Investment Objective	The Fund’s investment objective is total return consisting of capital appreciation and income. There is no assurance that the Fund will achieve its objective.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy.  The Su badviser has the flexibility to change the Fund’s asset allocation based on ongoing analysis of the equity, fixed income and alternative asset markets.  Under normal market circumstances, asset allocation decisions are implemented by opportunistically investing in closed-end funds and exchange-traded funds (“ETFs” and collectively, “Underlying Funds”).  Underlying Funds also may include open-end funds and business development companies (“BDCs”).  Under normal market conditions, the Fund invests 65 % of its net assets in closed-end funds and 80% of its net assets in

Underlying Funds.   To the extent the Fund invests in common shares of Underlying Funds, the Fund directly, and therefore Common Shareholders indirectly, will bear the expenses of the Underlying Funds.

The Fund also may invest in individual equity and fixed income securities, exchange-traded notes (“ETNs”), cash and cash equivalents, real estate investment trusts (“REITs”), derivatives and structured notes .  Equity securities purchased by the Fund include common stocks, preferred stocks, convertible securities, and warrants to buy common stocks.  In addition, the Fund may invest in foreign securities, either directly or by purchasing American Depositary Receipts (“ADRs”).  The Subadviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions.

In selecting closed-end funds, in particular, the Subadviser opportunistically utilizes a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds.  The Subadviser employs both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and algorithms to trade closed-end funds.  The Fund invests in other Underlying Funds to gain exposure to specific asset classes in lieu of allocating to closed-end funds when the Subadviser believes closed-end fund discount or premium spreads are not attractive or to manage overall closed-end fund exposure in the Fund.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds, individual securities and alternative assets and, to a lesser extent, hedging positions utilizing short sales, inverse ETFs and derivatives, such as options, futures and swaps (“Hedging Positions”).  Inverse ETFs use various derivatives to seek to profit from a decline in the value of an underlying benchmark.  Investing in inverse ETFs is similar to holding various short positions.   The Fund benefits from an inverse ETF or short position when the underlying benchmark or shorted security decreases in value.  When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution.  The Subadviser intends to use Hedging Positions to lower the Fund’s volatility but they may also be used to seek to enhance the Fund’s return.

The Fund may engage in securities lending.

There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Subadviser believes investment considerations warrant such action.

The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement.  A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty.  The Fund may use its own net asset value or any other reference asset that the Subadviser chooses as the underlying asset in a total return swap.  The Fund will limit the notional amount of total return swaps based on its own net asset value to 15% of the Fund’s net assets.  See “Investment Objective, Strategies and Policies—Principal Investment Strategies.”

Use of Leverage
The Fund may borrow and/or issue preferred stock, notes or debt securities to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), for investment purposes.  These practices are known as leveraging.  The Subadviser will assess whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets.  Leverage, if used, is expected to take the form of a borrowing or the issuance of preferred stock.  If the net rate of return on the Fund’s investments purchased with the leverage proceeds exceeds the interest or dividend rate payable on the leverage, such excess earnings will be available to pay higher dividends to holders of the Fund’s Common Shares (the “Common Shareholders”).  If the net rate of return on the Fund’s investments purchased with leverage proceeds does not exceed the costs of leverage, the return to Common Shareholders will be less than if leverage had not been used.  The use of leverage magnifies gains and losses to Common Shareholders.  See “Use of Leverage” and “Risks—Leverage Risks.”

Investment Adviser and Subadviser	The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of

_______% of the Fund’s average daily Managed Assets for the services and facilities it provides.   The Adviser has agreed to pay the Subadviser a subadvisory fee payable on a monthly basis at the annual rate of ____% of the Fund's average daily Managed Assets for the services it provides.   “Managed Assets” means the average daily total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing financial leverage).   As a result, the Adviser and the Subadviser are paid more if the Fund uses leverage, which creates a conflict of interest for theAdviser and the Subadviser.  For more information on fees and expenses, see “Summary of Fund Expenses” and “Management of the Fund.”

Dividends and Distributions
Commencing with the Fund’s first dividend, the Fund intends to implement a level distribution policy.  The Fund intends to distribute to Common Shareholders regular monthly cash distributions of its net investment income at a level rate based on the Fund’s projected performance, which rate is a fixed dollar amount which may be adjusted from time to time.  In addition, the Fund intends to distribute its net realized capital gains, if any, at least annually.  The Fund expects to declare its initial monthly dividend within approximately 45 days and pay its initial monthly dividend within approximately 60 to 75 days after the completion of this offering, depending on market conditions.  At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income.   Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares.   Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.  See “Dividends and Distributions.”

Dividend Reinvestment Plan
The Fund has a dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan.  Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares.  Shareholders who elect not to participate in the Plan will receive all distributions in cash.  Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the

Plan. See “Dividend Reinvestment Plan” and “U.S. Federal Income Tax Matters.”

Listing of Common Shares	It is expected that the Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “_______.”

Risk Considerations	Risk is inherent in all investing. Therefore, before investing in the Common Shares, you should consider the following risks as well as the other information in this Prospectus.

Structural Risks:

No Operating History.  The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program.  The Fund is intended for investors seeking total return consisting of capital appreciation and income over the long-term and is not intended to be a short-term trading vehicle.  An investment in the Common Shares of the Fund should not be considered a complete investment program.  Each investor should take into account the Fund’s investment objective as well as the investor’s other investments when considering an investment in the Common Shares.

Leverage Risks.  The Fund may borrow, or issue debt or preferred stock to the extent permitted by the 1940 Act.   Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, the use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of Common Shares.  Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented.  Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.  As a result, leverage may cause greater changes in the Fund’s net asset value.  The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund’s return.  The leverage costs may be greater than the Fund’s return on the underlying investment.  The Fund’s leveraging strategy may not be successful.  This risk would also apply to the Fund’s investment in Underlying Funds to the extent an Underlying Fund uses leverage.  See “Leverage” and “Risks—Leverage Risks.”

Market Discount.  Common stock of closed-end funds frequently trades at a discount from its net asset value.  This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering.  The Fund’s Common Shares may trade at a price that is less than the initial offering price.  This risk would also apply to the Fund’s investments in closed-end funds.  See “Risks—Market Discount” and “—Leverage Risks.”

Non-Diversified Status.  As a “non-diversified” investment company under the 1940 Act, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in securities of a single issuer and, accordingly, may invest a greater portion of its assets in the securities of a similar number of issuers than a diversified fund.  An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Shares.  This risk would also apply to the Fund’s investments in non-diversified Underlying Funds.

Anti-Takeover Provisions.  Maryland law and the Fund’s Charter and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  These provisions could deprive the holders of Common
Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at net asset value.  See “Certain Provisions of the Fund’s Charter and By-laws and of Maryland Law.”

Investment-Related Risks:

The risks listed below are in alphabetical order.  With the exception of Underlying Fund risk, the following risks apply to the direct investments the Fund may make, as well as the risks of the Underlying Funds in which the Fund invests.

Asset Allocation Risks.  To the extent that the Subadviser’s asset allocation strategy may fail to produce the intended result, the Fund’s return may suffer.  Additionally, the active style of the Fund leads to changing asset allocation over time and represents a risk to investors who target fixed asset allocations.

Auction Rate Securities Risks.  The Fund may invest in auction rate securities (“ARS”) issued by closed-end funds.  ARS are debt securities or shares of preferred stock that are sold through dutch auctions.  In recent times, many of such auctions have failed, thereby rendering certain issues of ARS illiquid or with a much lower yield than anticipated at the time of purchase.  See “Risks—Auction Rate Securities Risks.”

Convertible Securities Risks.  The Fund and the Underlying Funds may invest in convertible securities.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise.  The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Defensive Measures.  The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Subadviser .  During these periods, the Fund may not achieve its investment objective.

Derivative Securities Risks.  The Fund and the Underlying Funds may invest in derivative securities, which are financial instruments, including options, futures or swaps, that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of a fund.  A fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market.  When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses.  See “Risks—Derivative Securities Risks” and “—Option and Futures Risks.”

Distressed Securities.  The Fund and the Underlying Funds may invest in distressed securities.  Legal difficulties and negotiations with creditors and other claimants are common when dealing with distressed companies.   Distressed companies may be insolvent or in bankruptcy.   With distressed investing, often there is a

time lag between when a fund makes an investment and when the fund realizes the value of the investment.  In addition, a fund may incur legal and other monitoring costs in protecting the value of the fund’s claims.  See “Risks—Distressed Securities Risks.”

Equity Securities Risks.  The Fund and the Underlying Funds may invest in equity securities.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments.  The value of a fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the fund.  Common stocks are subordinate to preferred stocks in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.  See “Risks—Equity Securities Risks.”

Exchange-Traded Note Risks.  The Fund and the Underlying Funds may invest in ETNs, which are notes representing unsecured debt of the issuer.  ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  ETNs typically mature 30 years from the date of issue.  There may be restrictions on a fund’s right to  liquidate its investment in an ETN prior to maturity (for example, a fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis) , and there may be limited availability of a secondary market.  See “Risks—Exchange-Traded Note Risks.”

Fixed Income Risks.  The Fund and the Underlying Funds may invest in fixed income securities.  Fixed income securities increase or decrease in value based on changes in interest rates.  If rates increase, the value of a fund’s fixed income securities generally declines.  On the other hand, if rates fall, the value of the fixed income securities generally increases.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  See “Risks—Fixed Income Risks.”

Foreign Investing Risks.  The Fund and the Underlying Funds may invest in foreign securities without limit .

Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.  These risks may be heightened in connection with investments in emerging or developing countries.   The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate, and some national economies continue to show profound instability, which may in turn affect their international trading partners.  See “Risks—Foreign Investing Risks.”

Illiquid Securities Risks.  The Fund may invest in illiquid securities, including ARS.  It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by the Fund.

Initial Public Offerings Risks.  The Fund and the Underlying Funds may purchase shares in initial public offerings (IPOs).  Investing in IPOs has added risks because the shares are frequently volatile in price.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio.  See “Risks—Initial Public Offerings Risks.”

Management Risks.  The Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Subadviser’s judgment will produce the desired results.  Similarly, the Fund’s investments in Underlying Funds are subject to the judgment of the Underlying Funds’ managers which may prove to be incorrect.  See “Risks—Management Risks.”

Market Risks.  Overall stock market risks may also affect the value of the Fund or the Underlying Funds.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities markets.

Micro-, Small- and Medium-Sized Company Risks.  The Fund and Underlying Funds may invest in securities without regard to market capitalization.  Investments in securities of small- and medium-sized companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are typically more subject to changes in earnings and future earnings prospects.  These risks are intensified for investments in micro-cap companies.  See “Risks—Micro-, Small- and Medium-Sized Company Risks.”

Portfolio Turnover Risks.  The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100% annually.  Underlying Funds also may not be limited in their portfolio trading ability.  Increased portfolio turnover may result in higher brokerage costs which are borne by the Fund, directly or indirectly through the investments in Underlying Funds, which may adversely affect the Fund’s performance, and may produce increased taxable distributions to holders of Common Shares.  See “Risks—Portfolio Turnover Risks.”

Recent Market Events.  Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large.  Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.  It is uncertain how long these conditions will continue.  See “Risks—Recent Market Events.”

REIT Risks.  The Fund and Underlying Funds may invest in equity and mortgage REITs.  Equity REITs invest in real estate, and mortgage REITs invest in loans secured by real estate .  The value of equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended.  Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks.  See “Risks—REIT Risks.”

Securities Lending Risks.  The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.  See “Risks—Securities Lending Risks.”

Securities Risks.  The value of the Fund or an Underlying Fund may decrease in response to the activities and financial prospects of individual securities in the fund’s portfolio.

Short Sale Risks.  Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  Therefore, in theory, securities sold short have unlimited risk.  Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce a fund’s return.  See “Risks—Short Sale Risks.”

Structured Notes Risks.  The Fund and Underlying Funds may invest in structured notes.  Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely.  In addition, because the performance of structured notes tracks the performance of the underlying debt obligation , structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.  See “Risks—Structured Notes Risks.”

Swap Risks.  The Fund or the Underlying Funds may invest in interest rate, index, total return and currency swap agreements.  All of these agreements are considered derivatives.  Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Subadviser or Underlying Fund manager.  Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated.  The use of swaps may not always be successful; using them could lower Fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments.  Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss.  See “Risks—Swap Risks.”

Underlying Fund Risks.  The Fund will incur higher and duplicative expenses when it invests in Underlying Funds.  There is also the risk that the Fund may suffer

losses due to the investment practices of the Underlying Funds (such as the use of derivatives).   To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate.  In addition, one Underlying Fund may purchase a security that another Underlying Fund is selling.

The ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track due to transactions costs and other expenses of the ETFs.  The shares of closed-end funds frequently trade at a discount to their net asset value and closed-end funds may not be able to outperform their benchmarks.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

The Fund may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one Underlying Fund to 3% of the Underlying Fund’s outstanding voting stock.  As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction.  In addition, to comply with provisions of the 1940 Act, in any matter upon which Underlying Fund stockholders are solicited to vote, the Subadviser may be required to vote Underlying Fund shares in the same proportion as shares held by other stockholders of the Underlying Fund.  However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, the Fund is permitted to invest in such Underlying Funds in excess of the limits set forth in the 1940 Act subject to certain terms and conditions set forth in such exemptive orders.   See “Risks—Underlying Fund Risks.”

Warrants Risks.  Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer.  As a result, warrants may be considered to have more speculative characteristics than certain other types of investments.  In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Anti-Takeover Provisions in Maryland
Law and the Fund’s Charter and By-Laws

Maryland law and the Fund’s Charter and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at net asset value.  See “Certain Provisions of the Fund’s Charter and By-laws and of Maryland Law.”

Custodian, Transfer Agent and
Dividend-Disbursing Agent	_______ will act as the Fund’s custodian. _______ will act as the Fund’s transfer agent and dividend-disbursing agent. See “Custodian, Transfer Agent and Dividend-Disbursing Agent.”

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses	Percentage of Offering Price
Sales Load	_______%
Expenses Borne by Common Shareholders of the Fund(1)	_______%

Percentage of Net Assets Attributable to Common Shares(1)
Annual Expenses
Management fee(2)	___%
Other expenses	___%
Acquired fund (Underlying Fund) fees and expenses	___%
Total annual expenses	___%

The purpose of the table above and the example below is to help you understand certain fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.  The expenses shown in the table under “Other expenses,” “Acquired fund (Underlying Fund) fees and expenses” and “Total annual expenses” are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately _______ Common Shares.  If the Fund issues fewer Common Shares, estimated expenses could be higher as a percentage of net assets attributable to Common Shares, which could adversely affect the investment performance of the Fund.

Example(3)

The example illustrates the expenses you would pay on a $1,000 investment in Common Shares (including the sales load of $_______ and estimated expenses of the offering payable by the Fund of $_______), assuming (1) “Total annual expenses” of _______% of net assets attributable to Common Shares, and (2) a 5% annual return.

Total Expenses Incurred	1 year	3 years	5 years	10 years
	$	$	$	$

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those assumed.
__________
(1)
The Fund will pay offering expenses (other than the sales load) up to an aggregate of $_______ per share of the Fund’s Common Shares sold in this offering.  The Adviser and the Subadviser have agreed to bear (a) all organizational expenses of the Fund and (b) such offering expenses of the Fund (other than the sales load) that exceed $_______ per share of the Fund’s Common Shares.  The aggregate offering expenses (other than the sales load) are estimated to be $_______.  Proceeds to the Fund are calculated after expenses paid by the Fund.

(2)	The management fee is charged as a percentage of the Fund’s average daily Managed Assets.
(3)   The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Common Share net asset values.  The
     Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was organized as a Maryland corporation on September 9 , 2010.  As a newly organized entity, the Fund has no operating history.  The Fund’s principal office is located at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, and its telephone number is ___-___-____.

USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately $_______ ($_______ if the underwriters exercise the overallotment option in full), after deduction of the sales load and payment of estimated offering expenses payable by the Fund.  The Fund will pay all of its offering costs up to $_______ per Common Share, and the Adviser and the Subadviser have agreed to bear (1) all of the Fund’s organizational costs and (2) all of the Fund’s offering costs (other than the sales load) that exceed $_______ per Common Share.  The Subadviser anticipates that the investment of the net proceeds will be made in accordance with the Fund’s investment objective and policies, as appropriate investment opportunities are identified, within approximately _____ months after completion of this offering.  Pending such investment, those proceeds may be invested in cash, cash equivalents, short-term debt securities or U.S. government securities.  See “Investment Objective, Strategies and Policies.”

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Principal Investment Strategies

The Fund seeks to achieve its investment objective by pursuing a tactically managed asset allocation strategy.  The Subadviser has the flexibility to change the Fund’s asset allocation based on ongoing analysis of the equity, fixed income and alternative asset markets.  The Subadviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation decisions.  While the Subadviser continuously evaluates these factors, material shifts in asset class exposure typically takes place over longer periods of time.  Under normal circumstances, asset allocation decisions are implemented by investing opportunistically in closed-end funds and exchange-traded funds (“ETFs” and collectively “Underlying Funds”).  Underlying Funds also may include open-end funds and business development companies (“BDCs”).  BDCs are a type of closed-end fund that invests in small companies in the initial stages of their development and are similar to venture capital funds.

Under normal market conditions, the Fund invests 65 % of its net assets in closed-end funds and 80% of its net assets in Underlying Funds.  To the extent the Fund invests in common shares of Underlying Funds, the Fund directly, and therefore Common Shareholders indirectly, will bear the expenses of the Underlying Funds.  The Fund also may invest in individual equity and fixed income securities, exchange-traded notes (“ETNs”), cash and cash equivalents, real estate investment trusts (“REITs”), and structured notes.  ETNs are debt securities whose returns are linked to a particular index.  Structured notes are debt securities whose returns are linked to the performance of a single equity security, a basket of equity securities or an equity index.  Equity securities purchased by the Fund include  common stocks, preferred stocks, convertible securities, and warrants to buy common stocks.  In addition, the Fund may invest in foreign securities, either directly or by purchasing American Depositary Receipts (“ADRs”).  The Subadviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions.

In selecting closed-end funds, in particular, the Subadviser opportunistically utilizes a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds.  The Fund benefits if it purchases a closed-end fund at a discount and the discount narrows.  In addition, the Fund may purchase closed-end funds at a premium if the Subadviser believes the premium will increase.  The Subadviser employs both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and trading algorithms to trade closed-end funds.  The Fund invests in other Underlying Funds to gain exposure to specific asset classes in lieu of allocating to closed-end funds when the Subadviser believes closed-end fund discount or premium spreads are not attractive or to manage overall closed-end fund exposure in the Fund.

An ETF is an investment company that seeks to track the performance of a particular market index.  These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions and industries.  ETFs will be selected based on their ability to offer specific sector and style exposure in a cost and tax efficient manner.  The Fund purchases ETF shares on the secondary market.  Unlike a fund that allocates its assets among mutual funds based on the perceived ability of the advisers to those mutual funds, the Subadviser actively manages the Fund’s portfolio among the Underlying Funds based on the Subadviser’s research and analysis of the market and the investment merit of the Underlying Funds themselves.  In evaluating the investment merit of Underlying Funds, the Subadviser analyzes the asset class, the portfolio manager(s) and the adviser, past performance, recent portfolio holdings and concentration risks.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds, individual securities and alternative assets and, to a lesser extent, hedging positions utilizing short sales, inverse ETFs and derivatives, such as options, futures and swaps (“Hedging Positions”).  The Subadviser intends to use Hedging Positions to lower the Fund’s volatility but they may also be used to seek to enhance the Fund’s return.  Inverse ETFs use various derivatives to seek to profit from a decline in the value of an underlying benchmark.  Investing in inverse ETFs is similar to holding various short positions.  The Fund benefits from an inverse ETF or short position when the underlying benchmark or shorted security decreases in value. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.

The Fund may engage in securities lending, which involves lending securities from the Fund’s portfolio to brokers, dealers and financial institutions in an effort to provide additional income to the Fund, and investing the cash collateral it receives from the borrowers of its securities.  The Fund will limit its lending to 33⅓% of its total assets.  Securities lending involves costs and risks.

The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement.  A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty.  The Fund may use its own net asset value or that of an affiliated fund or any other reference asset that the Subadviser chooses as the underlying asset in a total return swap.   The Fund will limit the notional amount of total return swaps based on its own net asset value or that of an affiliated fund to 15% of the Fund’s net assets.  Using the Fund’s own net asset value as the underlying asset in the total return swap serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings.  This type of total return swap would provide the Fund with a return based on its net asset value.  Like any total return swap, the Fund would be subject to counterparty risk and the risk that its own net asset value declines in value.

The Fund generally seeks to hold securities for the long term, but may liquidate positions in order to change the Fund’s asset allocation or to generate cash to invest in more attractive opportunities, which may result in a larger portion of any net gains being realized as short-term capital gains.  In addition, a negative change in the fundamental or qualitative characteristics of the issuer may cause the Subadviser to sell a security.  Finally, the Subadviser may sell a security when its price approaches, meets or exceeds the Subadviser’s target price.  For instance, the Subadviser may sell shares of a closed-end fund when it is no longer selling at a discount.  This may result in a high rate of portfolio turnover.

USE OF LEVERAGE

The Fund may borrow funds and/or issue preferred stock, notes or debt securities to the extent permitted by the 1940 Act for investment purposes.  These practices are known as leveraging.  The Fund is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of borrowing (which includes amounts borrowed for investment purposes) to purchase portfolio securities and for portfolio management purposes.  The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s portfolio securities.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund.  Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed).  Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, at the case may be.  Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred stock.  If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any preferred stock of at least 200%.  Normally, holders of Common Shares will elect the directors of the Fund except that the holders of any preferred stock will elect two directors.  In the event the Fund failed to pay dividends on its preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the directors until the dividends are paid.

Assuming the use of leverage in the amount of 33 1/3% of the Fund’s total assets (including the proceeds of the leverage) and an annual interest/dividend rate on leverage of _____% payable on such leverage based on estimated market interest/dividend rates as of the date of this Prospectus, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest/dividend payments is _____%.  The Fund’s actual cost of leverage will be based on market interest/dividend rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to illustrate the effect of leverage on total return on Common Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be.  The table further reflects the use of leverage representing approximately 33 1/3% of the Fund’s total assets after such issuance and the Fund’s currently projected annual interest/dividend rate of _____%.  See “Risks” and “Use of Leverage.” The table does not reflect any offering costs of Common Shares or leverage.

Assumed Portfolio Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(___)%	(___)%	(___)%	(___)%	(___)%

Total return is composed of two elements — the dividends on Common Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns.  As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser and the Subadviser for investment management services and subadvisory services, respectively, will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets.  Because the leverage costs will be borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s management fees and other expenses.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund’s Common Shares.

Structural Risks:

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

The Fund is intended for investors seeking capital appreciation and income over the long-term, and is not intended to be a short-term trading vehicle.  An investment in the Common Shares of the Fund should not be considered a complete investment program.  Each investor should take into account the Fund’s investment objective as well as the investor’s other investments when considering an investment in the Common Shares.

Leverage Risks

The Fund may borrow, or issue debt or preferred stock to the extent permitted by the 1940 Act.   Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, the  use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of Common Shares.  Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented.  Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.  As a result, leverage may cause greater changes in the Fund’s net asset value.  The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund’s return.  The leverage costs may be greater than the Fund’s return on the underlying investment.  The Fund’s leveraging strategy may not be successful.

If the Fund were to utilize leverage, it anticipates that the money borrowed for investment purposes will pay interest based on shorter-term interest rates that would be periodically reset.  So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged.  If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares.  Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of Common Shares.

There is no assurance that a leveraging strategy, if the Fund decides to utilize leverage, will be successful.  Leverage involves risks and special considerations for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•
when the Fund uses financial leverage, the investment management fees payable to the Adviser and the subadvisory fees payable by the Adviser to the Subadviser will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

The use of leverage will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money or issues preferred shares, to maintain asset coverage in conformity with the requirements of the 1940 Act).  While the segregated assets  will be invested in liquid securities, they may not be used for other operational purposes.  Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.  Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or preferred shares issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Subadviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies if the Fund were to utilize leverage.

Leverage risk would also apply to the Fund’s investments in Underlying Funds to the extent an Underlying Fund uses leverage.

Market Discount

Shares of common stock of closed-end funds frequently trade at a discount from their net asset value.  This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering.  The Fund’s Common Shares may trade at a price that is less than the initial offering price.  This risk would also apply to the Fund’s investments in closed-end funds.

Non-Diversified Status

As a “non-diversified” investment company under the 1940 Act, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in securities of a single issuer and, accordingly, may invest a greater portion of its assets in the securities of a similar number of issuers than a diversified fund.  An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Shares.  This risk would also apply to the Fund’s investments in non-diversified Underlying Funds.

Anti-Takeover Provisions

Maryland law and the Fund’s Charter and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at net asset value.  See “Certain Provisions of the Fund’s Charter and By-laws and of Maryland Law.”

Investment-Related Risks:

The risks listed below are in alphabetical order.  With the exception of Underlying Fund risk, the following risks apply to the direct investments the Fund may make, as well as the Underlying Funds in which the Fund invests.

Asset Allocation Risks

To the extent that the Subadviser’s asset allocation strategy may fail to produce the intended result, the Fund’s return may suffer.  Additionally, the active style of the Fund leads to changing asset allocations over time and represents a risk to investors who target fixed asset allocations.

Auction Rate Securities Risks

The Fund may invest in auction rate securities (“ARS”) issued by closed-end funds.  ARS are sold through dutch auctions at an interest rate that will clear the market at the lowest yield possible, which ensures that all bidders receive the same yield on a particular issue .  ARS are long-term debt or preferred stock issuances that act as if they were short-term issuances.  This is due to the fact that interest rates are generally reset every month and interest is paid either shortly after the auction yield is settled or on a quarterly or semi-annual basis.

In recent times, many of such auctions have failed, thereby rendering certain issues of ARS illiquid or with a much lower yield than anticipated at the time of purchase.  As a result, the Fund may not be able to sell ARS at the price or within the timeframe desirable by the Fund.

Convertible Securities Risks

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise.  The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Defensive Measures

The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Subadviser .  During these periods or during periods when an Underlying Fund invests defensively, the Fund may not achieve its investment objective.

Derivative Securities Risks

The Fund and the Underlying Funds may invest in derivative securities.  These are financial instruments, including options, futures or swaps, that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of a fund.  A fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or can suddenly become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.  When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses.

Distressed Securities Risks

The Fund and the Underlying Funds may invest in distressed securities.  Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies.   Distressed companies may be insolvent or in bankruptcy.  Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most funds primarily maintain long positions.  Some relative value trades are possible, where an investor sells short one class of a distressed company’s capital structure and purchases another.  With distressed investing, often there is a time lag between when a fund makes an investment and when the fund realizes the value of the investment.  In addition, a fund may incur legal and other monitoring costs in protecting the value of the fund’s claims.

Equity Securities Risks

A particular stock, an Underlying Fund, an industry or stocks in general may fall in value.  The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.  The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

Exchange-Traded Note Risks

The Fund and the Underlying Funds may invest in ETNs, which are notes representing unsecured debt of the issuer.  ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  ETNs typically mature 30 years from the date of issue.  The issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period.  If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation.  When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities.  Such fees reduce the amount of return on investment at maturity or upon redemption.  There may be restrictions on a fund’s right to liquidate its investment in an ETN prior to maturity (for example, a fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), since ETNs are meant to be held until maturity.  A fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fixed Income Risks

Fixed income securities increase or decrease in value based on changes in interest rates.  If rates increase, the value of a fund’s fixed income securities generally declines.  On the other hand, if rates fall, the value of the fixed income securities generally increases.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.”  If a U.S. Government agency or instrumentality in which a fund invests defaults, and the U.S. Government does not stand behind the obligation, the fund’s share price or yield could fall.  Securities of certain U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government.  Fixed income risks include components of the following additional risks:

●
Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to a fund.  The Fund and Underlying Funds may invest in securities that are rated in the lowest investment grade category.  Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

●
High Yield Securities Risk.  The Fund and Underlying Funds may invest in high yield securities, also known as “junk bonds.”  High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal.  High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market for high yield securities is generally less active than the market for higher quality securities.  This may limit the ability of a fund to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

●
Government Risk.  The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by a fund does not imply that the fund’s shares are guaranteed or that the price of the fund’s shares will not fluctuate.  In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. Government.  If a U.S. Government agency or instrumentality in which a fund invests defaults and the U.S. Government does not stand behind the obligation, the fund’s net asset value could fall.

●
Interest Rate Risk.  A fund’s net asset value and total return will vary in response to changes in interest rates.  If rates increase, the value of a fund’s investments generally will decline, as will the Fund’s net asset value.  Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

●
Sovereign Obligation Risk.  The Underlying Funds may invest in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of

U.S. debt obligations.  In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts.

Foreign Investing Risks

Because the Fund may invest in foreign securities directly or indirectly in ADRs and Underlying Funds that hold foreign debt and equity securities, including the debt of foreign governments and supranational organizations, and ADRs, it is subject to foreign investing risk.  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.  The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate, and some national economies continue to show profound instability, which may in turn affect their international trading partners.

Illiquid Securities Risks

The Fund and Underlying Funds may invest in illiquid securities, including, for the Fund, ARS.  It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund.

Initial Public Offerings Risks

The Fund and the Underlying Funds may purchase shares in initial public offerings (IPOs).  Because IPO shares frequently are volatile in price, a fund may hold IPO shares for a very short period of time.  This may increase the turnover of a fund’s portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs.  By selling shares, a fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Investing in IPOs has added risks because the shares are frequently volatile in price.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio.

The Fund’s IPO investments may be in IPOs of Underlying Funds.  There is a significant risk that the shares of closed-end funds purchased in an IPO will trade at a price below their IPO price.

Management Risks

The Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Subadviser’s judgment will produce the desired results.  Similarly, the Fund’s investments in Underlying Funds are subject to the judgment of the Underlying  Funds’ managers which may prove to be incorrect.  In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Fund’s net asset value may be adversely affected.

Market Risks

Overall stock market risks may also affect the net asset value of the Fund or the Underlying Funds.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities markets.

Micro-, Small- and Medium-Sized Company Risks

The Fund and Underlying Funds may invest in securities without regard to market capitalization.  Investments in securities of small- and medium-sized companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are typically more subject to changes in earnings and future earnings prospects.  Small- and medium-sized companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, these companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group.  Since these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, small- and medium-sized companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.  The risks are intensified for investments in micro-cap companies.

Options and Futures Risks

The Fund or the Underlying Funds may invest in options and futures contracts.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over the counter, a fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, a fund may have difficulty closing out its position.

A fund may purchase and sell call and put options with respect to specific securities, and may write and sell covered or uncovered call and put options.  A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price within a specified time frame.  A put option gives the purchaser of the put option, in return for a premium paid, the right to sell the underlying security to the writer of the put option at a specified price within a specified time frame.  A covered call option is a call option with respect to an underlying security that a fund owns.  A covered put option is a put option with respect to which a fund has segregated cash or liquid securities to fulfill the obligation of the option.  The purchaser of a put or call option runs the risk of losing the purchaser’s entire investment, paid as the premium, in a relatively short period of time if the option is not sold at a gain or cannot be exercised at a gain prior to expiration.  The un-covered writer of a call option is subject to a risk of loss if the price of the underlying security should increase, and the un-covered writer of a put option is subject to a risk of loss if the price of the underlying security should decrease.  The Fund will treat uncovered options as “ senior securities” under the 1940 Act and will segregate cash or liquid securities to fulfill its obligation under the options.

A fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside of the United States.  Foreign markets may offer advantages, including trading opportunities or arbitrage possibilities, not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets, so that no common clearing facility exists and an investor may look only to the broker or counterparty for the performance of the contract.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

There can be no assurance that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day of a price beyond that limit or trading may be suspended for specified periods during the trading day.

A fund may purchase and sell single stock futures, stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures.  A stock index future obligates a fund to pay or receive an amount of cash based upon the value of a stock index at a specified date in the future, including the Standard & Poor’s 500 Composite Stock Price Index, NASDAQ High Technology Index or similar foreign indices.  An interest rate futures contract obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specified price.  A currency futures contract obligates a fund to purchase or sell an amount of a specific currency at a future date at a future price.

If a fund purchases an option and the price of the underlying stock fails to move in the expected direction, the fund will lose most or all of the amount the fund paid for the option, plus commission costs.  If a fund writes (“sells”) an option and the price of the underlying stock fails to move in the expected direction, the fund’s losses could easily exceed the proceeds it received when it wrote the options.

Portfolio Turnover Risks

The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100% annually.  Underlying Funds also may not be limited in their portfolio trading ability.  An annual portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  How long the Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions.  Increased portfolio turnover may result in higher brokerage costs which are borne by the Fund, directly or indirectly through the investments in Underlying Funds, which may adversely affect the Fund’s performance, and may produce increased taxable distributions.

Recent Market Events

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large.  Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.  It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide.  Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples.  It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices.  These events and the potential for continuing market turbulence may have an adverse effect on the fund.

The U.S. federal government and certain foreign governments have made an effort to calm credit markets and increase confidence in U.S. and world economies.  The U.S. government is injecting liquidity into certain large financial services companies and established programs to assist in the purchase of money market instruments.  The ultimate effect of these efforts is, of course, not yet known.
Federal, state and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the fund itself is regulated.  Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration or magnitude of these market events.

REIT Risks

The Fund or the Underlying Funds may invest in equity and mortgage REITs.  Equity REITs invest in real estate, and mortgage REITs invest in loans secured by real estate.   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemption from registration under the 1940 Act.  Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks.  When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline.  By investing in REITs directly or indirectly through the Underlying Funds, the Fund will indirectly bear its proportionate share of the expenses of the REITs.  The expenses at the REIT level are not included in the Fund’s expense table as acquired fund fees and expenses.

Securities Lending Risks

The Fund and Underlying Funds may engage in securities lending.   The Fund will limit securities lending to 33 ⅓% of its total assets.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults.  This risk is increased when a fund’s loans are concentrated with a single or limited number of borrowers.  In addition, a fund bears the risk of loss in connection with the investments of the cash collateral it receives from the borrower.  To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned in lending the security.  The Fund's Board will make arrangements to vote or consent with respect to a material event affecting the Fund's securities on loan.

Securities Risks

The value of the Fund or an Underlying Fund may decrease in response to the activities and financial prospects of individual securities in the fund’s portfolio.

Short Sale Risks

The Fund and Underlying Funds may sell securities short.  Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  Therefore, in theory, securities sold short have unlimited risk.  Short selling will also result in higher transaction costs (such as interest and dividends), directly or indirectly through the investments in Underlying Funds, and may result in higher taxes, which reduce the Fund’s return.

If a security sold short increases in price, a fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  With respect to a fund’s short positions, the Fund must borrow those securities to make delivery to the buyer.  A fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so.  As a result, a fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, a fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.   A fund must normally repay to the lender an amount equal to any dividends or interest earned while the loan is outstanding.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a fund may be required to pay in connection with the short sale.  Also, the lender of a security may terminate the loan at a time when a fund is unable to borrow the same security for delivery.  In that case, a fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the costs of purchasing the security.

Until a fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund’s short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  Additionally, a fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover its short sale obligations.  This may limit a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because a fund’s loss on a short sale arises from increases in the value of the security sold short, the loss is theoretically unlimited.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, which would exacerbate the loss.  Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which a fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer.  By contrast, a fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund is using a form of leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage.  This could result in increased volatility of returns.  There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful.  The Fund also cannot guarantee that the use of leverage will produce a higher return on an investment.

Structured Notes Risks

Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely.  In addition, because the performance of structured notes tracks the performance of the underlying debt obligation, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.  It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall.  To the extent that the fixed income portion of the Fund’s portfolio includes structured notes or the Underlying Funds invest in structured notes, a fund may be more volatile than other funds that do not invest in structured notes.  The actual trading prices of structured notes may be significantly different from the principal amount of the notes.  If a fund sells the structured notes prior to maturity, it may suffer a loss of principal.  At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer.  If the notes are redeemed in kind, a fund would receive shares of stock at a depressed price.  To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected.  In the case of a decrease in the value of the underlying asset, a fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

Swap Risks

The Fund or the Underlying Funds may invest in interest rate, index, total return and currency swap agreements.  All of these agreements are considered derivatives.  Swap agreements are two-party contracts under which a fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices.  Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

There are risks in the use of swaps.  Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated.  Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated.  The use of swaps may not always be successful; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the fund’s initial investment in such instruments.  Also, the other party to a swap agreement could default on its obligations or refuse to cash out the fund’s investment at a reasonable price, which could turn an expected gain into a loss.

Underlying Fund Risks

The Fund will invest in Underlying Funds such as other closed-end funds and ETFs.  The expenses of the Fund will generally be higher than the direct expenses of other fund shares.  The Fund will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund may also incur brokerage costs when it purchases Underlying Funds.  Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.  The Fund is best suited for long-term investors.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value and closed-end funds may not be able to outperform their benchmarks.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the

Fund will ever decrease.  In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the Fund’s net asset value.

The ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices.

The Fund may be limited by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one Underlying Fund to 3% of the Underlying Fund’s outstanding voting stock.  As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction.  In addition, to comply with provisions of the 1940 Act, in any matter upon which Underlying Fund stockholders are solicited to vote, the Subadviser may be required to vote Underlying Fund shares in the same proportion as shares held by other stockholders of the Underlying Fund.  However, pursuant to exemptive orders issued by the SEC to various ETF sponsors, the Fund is permitted to invest in such Underlying Funds in excess of the limits set forth in the 1940 Act subject to certain terms and conditions set forth in such exemptive orders.

Warrants Risks

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer.  The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

MANAGEMENT OF THE FUND

Board of Directors

The Fund’s Board of Directors has overall responsibility for management of the Fund.  The Board of Directors decides upon matters of general policy and reviews the actions of the Adviser , the Subadviser  and other service providers of the Fund.  The name and business address of the Board of Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

ALPS Advisors, Inc. is the Fund’s investment adviser and, subject to the authority of the Board of Directors, is responsible for the overall management and administration of the Fund’s affairs.  The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC.  The Adviser is located at 1290 Broadway, Suite 1100, Denver, CO  80203.

  Subadviser

RiverNorth Capital Management, LLC is the Fund’s subadviser and makes the day-to-day investment decisions for the Fund.  Founded in 2000, the Subadviser is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654.  The Subadviser is registered with the SEC and as of __________, 2011, manages approximately $1.2 billion for two series of a registered open-end management investment company, private investment funds, individuals and institutions, including employee benefit plans.

Portfolio Management

Patrick W. Galley, CFA is the Fund’s co-portfolio manager.  Mr. Galley is the Chief Investment Officer and Portfolio Manager for the Subadviser .  Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at the Subadviser .  Mr. Galley also serves as the President and Chairman of RiverNorth Funds.  Prior to joining the Subadviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies.  Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance.  He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is the Fund’s other co-portfolio manager.  Mr. O’Neill is a Portfolio Manager for the Subadviser .  Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes.  Prior to joining the Subadviser , he was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group.  At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries.  Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in finance and a minor in economics.  Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

The Fund’s SAI provides information about the compensation received by Mr. Galley and Mr. O’Neill, other accounts that they manage and their ownership of securities in the Fund.

Advisory and Subadvisory Agreements

Pursuant to an Investment Management Agreement, the Adviser is responsible for managing the Fund’s affairs , subject at all times to the general oversight of the Fund’s Board of Directors.  The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of ___% of the Fund’s average daily Managed Assets for the service it provides.

In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser or the Subadviser ), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Pursuant to a Subadvisory Agreement, the Adviser has delegated daily management of the Fund’s portfolio to the Subadviser, who is paid by the Adviser and not the Fund.  The Adviser has agreed to pay the Subadviser a subadvisory fee payable on a monthly basis at the annual rate of ___% of the Fund’s average daily Managed Assets for the service it provides.

Because the fees received by the Adviser and the Subadviser are based on the Managed Assets of the Fund, the Adviser  and the Subadviser have a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the holders of Common Shares , on the other .  Because leverage costs will be borne by the Fund at a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred as a result of any leverage, are paid only by the holders of Common Shares and not by holders of preferred stock or borrowings.  See “Use of Leverage.”

A discussion of the basis for the Board of Directors’ approval of the Fund’s Investment Management and Subadvisory Agreements will be provided in the Fund’s initial shareholder report.  The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

Administrative Services

[To come]

NET ASSET VALUE

Net asset value per share (“NAV”) is determined daily as of the close of the regular trading session on the New York Stock Exchange (usually 4:00 p.m. Eastern time).  Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of Common Shares outstanding.

The Fund’s assets are generally valued at their market value using market quotations.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the Subadviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Subadviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Directors.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Subadviser may need to price the security using the Fund’s fair value pricing policies.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Fund will invest in Underlying Funds.  The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the first dividend, the Fund intends to implement a level distribution policy, pursuant to which the Fund will make regular monthly cash distributions of its net investment income to holders of Common Shares at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount which may be adjusted from time to time.  The Fund expects to declare its initial monthly dividend within approximately 45 days and pay its initial monthly dividend within approximately 60 to 75 days after the completion of this offering, depending on market conditions.  Dividends and distributions may be payable in cash or Common Shares, with shareholders having the option to receive additional Common Shares in lieu of cash.  The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions.  As a result, the dividend paid by the Fund to Common Shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period.  The Fund’s ability to maintain a stable level of distributions to stockholders will depend on a number of factors, including the stability of income received from its investments.  The amount of monthly distributions may vary depending on a number of factors, including the costs of any leverage.  As portfolio and market conditions change, the amount of dividends on the Fund’s Common Shares could change.  For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential federal excise tax.  The Fund intends to distribute all realized net capital gains, if any, at least annually.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness.  Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any preferred stock is outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Common Shares in the event of a default on the Fund’s borrowings.  If the Fund’s ability to make distributions on its Common Shares is limited, such limitations could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company, which would have adverse tax consequences for shareholders.  See “Use of Leverage” and “U.S. Federal Income Tax Matters.”

DIVIEND REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan.  Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by ________ as agent (the “Plan Agent”).  Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.  Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan.  After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange (the “NYSE”) or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants.  The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date.  The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date.  The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent.  Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions.  When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Shares credited to such account.  If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $_____ fee plus $_____ per share brokerage commissions.

The Fund reserves the right to amend or terminate the Plan.

DESCRIPTION OF THE COMMON SHARES

The following summary of the terms of the Common Shares of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s By-Laws, copies of which are filed as exhibits to the Registration Statement.

The Fund’s authorized capital stock consists of _______ shares of capital stock, _______  par value, all of which is initially classified as Common Shares.  As of the date of this Prospectus,  ___________ owned of record and beneficially _______ of the Fund’s Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

In general, stockholders or subscribers for the Fund’s stock have no personal liability for the debts and obligations of the Fund because of their status as stockholders or subscribers, except to the extent that the subscription price or other agreed consideration for the stock has not been paid.

Under the Fund’s Charter, the Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining shareholder approval.  Also, the Fund’s Board of Directors, with the approval of a majority of the entire Board, but without any action by the shareholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

Common Stock

The Common Shares to be issued in the offering will be, upon payment as described in this Prospectus, fully paid and non-assessable.  The Common Shares have no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights.

Common Shareholders are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available.  Whenever Fund preferred stock or borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund preferred stock and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Fund’s liquidation, dissolution or winding up, Common Shares would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Fund preferred stock, if any preferred stock is outstanding at such time.

Common Shareholders are entitled to one vote per share.  All voting rights for the election of Directors are noncumulative, which means that, assuming there is no Fund preferred stock outstanding, the holders of more than 50% of the common stock will elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining common stock will not be able to elect any Directors.

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into other classes or series of stock.  Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.  Thus, the Board could authorize the issuance of shares of common stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest.  As of the date of this Prospectus, the Fund has no plans to classify or reclassify any unissued shares of common stock.

It is expected that the Fund’s Common Shares will be accepted for listing on the NYSE, upon notice of issuance, under the symbol “_______.” Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year.

Preferred Stock

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of the common stock.  Prior to issuance of any shares of preferred stock, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion and other rights, voting powers,  restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares.  Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest.  No shares of preferred stock are presently outstanding.

Any issuance of shares of preferred stock must comply with the requirements of the 1940 Act.  Specifically, the Fund is not permitted under the 1940 Act to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock.  Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors all times.  The remaining Directors will be elected by holders of the Fund’s common stock and preferred stock, voting together as a single class.  In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock would have the right to elect a majority of the Fund’s Directors at any time two years’ dividends on any preferred stock are unpaid.

CERTAIN PROVISIONS OF THE FUND’S CHARTER AND BY-LAWS
AND OF MARYLAND LAW

The following summary of certain provisions of the Maryland General Corporation Law and of the Charter and By-Laws of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s By-Laws, copies of which are exhibits to the Registration Statement.

General

The Maryland General Corporation Law (the “MGCL”) and the Fund’s Charter and By-Laws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.
The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

Classified Board of Directors

The Fund’s Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the stockholders. A classified Board of Directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

Election of Directors

The Fund’s Charter provides that, except as otherwise provided in the By-Laws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.  The Fund’s By-Laws provide that directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.

As a result of the requirement that directors are elected by the affirmative vote of a majority of the shares outstanding, it is possible that no nominee would receive the required vote in an election of directors.  In the case of a failure to elect one or more directors because the nominees receive votes constituting less than the required vote, the incumbent directors would hold over and continue to serve until the next election of directors and until their successors are duly elected and qualify.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the By-Laws. The By-Laws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors, provided that there may be no fewer directors than required under the MGCL and no more than 15 directors.

The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the common stock is registered under the Securities Act of 1934), to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors.  Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of the Fund’s preferred stock to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least 80% of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors.  Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected.  Because a shareholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s Board of Directors.  In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The affirmative vote of at least 80% of the entire Board of Directors is required to approve the conversion of the Fund from a closed-end to an open-end investment company.  Such conversion also requires the affirmative vote of the holders of at least 80% of the votes of the Fund’s Common Shares and, if any, preferred stock entitled to be cast thereon, each voting as a separate class, unless it is approved by a vote of at least 80% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund.

Generally, a “Continuing Director” is any member of the Board of Directors of the Fund who (A) (i) is not a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund’s securities (an “Interested Party”) or an affiliate or associate of an Interested Party and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund’s initial public offering, if such period is less than 12 months, (B) is a successor of a Continuing Director who is not an Interested Party or an affiliate or associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund, or (C) is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party.

Except as described below, the affirmative votes of at least 80% of the entire Board of Directors and the holders of at least (i) 80% of the votes of the Fund’s Common Shares and, if any, preferred stock entitled to be cast thereon, each voting as a separate class, and (ii) in the case of a Business Combination (as defined in (i) to (iii) below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate or associate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i)           merger, consolidation or share exchange of the Fund with or into any other person;

(ii)           issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering or private placement thereof, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan and/or cash purchase plan adopted by the Fund, (d) issuances of securities of the Fund  upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii)           sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person for any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv)           any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Charter to terminate the Fund’s existence unless it is approved by a vote of at least 80% of the Continuing Directors, in which event such action will require the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund; or

(v)           any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets.

However, the voting requirements described above will not be required with respect to a Business Combination if the Business Combination is approved by a vote of at least 80% of the Continuing Directors, or certain pricing and other conditions specified in the Charter are met.  In such cases, (a) with respect to a Business Combination described in (i) or (iii) above (if the transfer or other disposition is one with respect to which a shareholder vote is required under Maryland law), the affirmative vote of the holders of a majority of the votes entitled to be cast will be sufficient to authorize the transaction, and (b) with respect to any other Business Combination, no shareholder vote is required.

Amendment to Charter and By-Laws

The affirmative vote of at least 80% of the votes of the Fund’s Common Shares and preferred stock entitled to be cast thereon, each voting as a separate class, will be required to amend provisions of the Fund’s Charter relating to a classified Board of Directors, the election of directors, the number of directors, vacancies on the Board, removal of directors and the approvals of extraordinary corporate actions, unless such amendment previously has been approved by the affirmative vote of 80% of the Continuing Directors, in which case such amendment shall be approved by the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if any, preferred stock, each acting as a separate class.

The Fund’s Charter and By-Laws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s By-Laws and to make new By-Laws , subject to the requirements of the 1940 Act.

Action by Shareholders

Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund’s Charter), by unanimous written consent in lieu of a meeting.  These provisions, combined with the requirements of the Fund’s By-Laws regarding the calling of a shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s By-Laws provide that any shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of shareholders must comply with the advance notice provisions of the By-Laws.  Nominations and proposals that fail to follow the prescribed procedures will not be considered.  The Board believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to shareholders information about a dissident slate of nominations for directors or proposals for new business.  This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations should management determine that doing so is in the best interest of shareholders generally.  Similarly, adequate advance notice of shareholder proposals will give management time to study such proposals and to determine whether to recommend to the shareholders that such proposals be adopted.  For shareholder proposals to be included in the Fund’s proxy materials, the shareholder must comply with all timing and information requirements of the Securities Exchange Act of 1934.

Calling of Special Meetings of Shareholders

The Fund’s By-Laws provide that special meetings of shareholders may be called by the Board of Directors and certain of its officers.  Additionally, the Fund’s By-Laws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Fund’s CEO, President or Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

No Appraisal Rights

As permitted by the MGCL, the Fund’s Charter provides that shareholders will not be entitled to exercise appraisal rights, unless the Fund’s Board of Directors determines that such rights apply.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law.  Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

In addition, the Charter provides that this limitation of liability will not protect any director or officer against any liability to the Fund or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund’s Charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act (and with respect to advancement of expenses, the 1933 Act), to obligate the Fund to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s By-Laws provide that the Fund will indemnify its officers and directors against liabilities to the fullest extent permitted by Maryland law, the 1933 Act and the 1940 Act, and that it shall advance expenses to such persons prior to a final disposition of an action.  The rights of indemnification provided in the Charter and By-Laws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of shareholders or directors or otherwise.

Authorized Shares

The Fund’s Charter authorizes the issuance of ____ Common Shares and ____ shares of preferred stock, and authorizes a majority of the Fund’s Board of Directors, without shareholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue, to authorize the issuance of shares of the Fund’s common and preferred stock, and to classify and reclassify any unissued shares into one or more classes or series of stock and set the terms thereof.  The authorization of Common Shares and shares of preferred stock in excess of the amount issued, and the authority of a majority of the Fund’s Board of Directors to increase the Fund’s authorized capital stock or any class or series thereof without shareholder approval, may be used by the Fund’s Board of Directors consistent with its duties to deter attempts to gain control of the Fund.  Further, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of discouraging a takeover or other transaction that some of the Fund’s shareholders might believe to be in their best interests.

Control Share Acquisitions

The MGCL provides that “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock as to which the acquiring person, officers of the corporation, and employees of the corporation who are directors of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of directors. “Control shares” are voting shares of stock which, if aggregated with all other shares of stock previously acquired by a person, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares that the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. A “control share acquisition” means the acquisition, directly or indirectly, of control shares, subject to certain exceptions.

A person who has made or proposes to make a “control share acquisition,” upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of directors to call a special meeting of shareholders to be held within 50 days of such demand to consider the voting rights of the shares.

If voting rights are not approved at the meeting or if the acquirer does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares, except those for which voting rights have previously been approved, for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or of any special meeting of shareholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a shareholders’ meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid in the control share acquisition. The “control share acquisition” statute does not apply to shares acquired in a merger, consolidation, or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or the by-laws of the corporation.

The MGCL provides that the provisions with respect to a control share acquisition do not apply to a corporation, like the Fund, that is registered under the 1940 Act unless its board of directors adopts a resolution opting into such provisions.  The Fund’s Board of Directors has not adopted such a resolution.  Accordingly, the control share acquisition statute of the MGCL will not apply to any acquisition by any person of stock of the Fund.

REPURCHASE OF SHARES

Shares of closed-end funds often trade at a discount to net asset value, and the Fund’s shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value.  The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund.

Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value.  During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value.  For more information see “Repurchase of Shares” in the SAI.  Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value.  Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objective.  To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund.  The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares:  the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund and market considerations.  Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders.  See “Certain Provisions of the Fund’s Charter and By-Laws and of Maryland Law” for a discussion of the voting requirements applicable to conversion of the Fund to an open-end investment company and any related Charter amendments.  If the Fund converted to an open-end investment company, it would be required to redeem all preferred stock of the Fund then outstanding (requiring in turn that it liquidate a portion of its investment portfolio).  Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies.  Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption.  In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares.  Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.  The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

U.S. FEDERAL INCOME TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a shareholder that acquires, holds and/or disposes of common stock of the Fund.  This discussion reflects applicable income tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice.  In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the Common Shares are held by U.S. persons and that such shares are held as capital assets.  Investors are urged to consult their own tax advisors to determine the tax consequences to them before investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders.  If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders.  However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain.  Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98. 2 % of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years.  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2012 , provided in each case that certain holding period and other requirements are satisfied.

A common stockholder may elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund.  For shareholders subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether the shareholder takes them in cash or they are reinvested in additional shares of the Fund.  Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.  However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to non-corporate shareholders under Section 1(h)(11) of the Code for taxable years beginning on or prior to December 31, 2012 , provided in each case certain holding period and other requirements are met.  Distributions of net capital gain, if any, are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares.  The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to shareholders annually.  The Fund does not expect a significant portion of its dividends to qualify for the dividends received deduction or for qualified dividend income treatment.

The Fund intends to distribute all realized net capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

If a shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash, unless the distribution is in newly issued shares of the Fund that are trading at or above net asset value, in which case the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the intended characterization of certain complex financial transactions.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Fund.  The federal income tax consequences to a holder of such securities are not entirely certain.  If the Fund’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Sales, exchanges and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax.  Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged.  Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder’s holding period for the shares is more than one year and short-term if it is one year or less.  However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.  For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell.  The ability to deduct capital losses may be limited.  In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.  In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

This Prospectus does not address the U.S. federal income tax consequences to a non-U.S. shareholder of an investment in common stock.  Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its shareholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.  A more complete discussion of the federal income tax rules applicable to the Fund can be found in the SAI, which is incorporated by reference into this Prospectus.  Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this Prospectus, the underwriters named below, for whom [UNDERWRITER] is acting as representative, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares

Total

[The underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale.  The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the Common Shares offered by this Prospectus are subject to the approval of legal matters by their counsel and to certain other conditions.  The underwriters are obligated to take and pay for all of the Common Shares offered by this Prospectus if any such Common Shares are taken.  However, the underwriters are not required to take or pay for the Common Shares covered by the underwriters’ overallotment option described below.]

The underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this Prospectus and part to certain dealers at a price that represents a concession not in excess of $_______ a share under the initial offering price.  Any underwriter may allow, and such dealers may re-allow, a concession not in excess of $_______ a share to the other underwriters or to certain dealers.  After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the representative.  The underwriting discounts and commissions (sales load) of $_______ a share are equal to _____% of the initial offering price.  Investors must pay for any Common Shares purchased on or before __________, 2011 .

The Fund has granted to the underwriters an option, exercisable for [45] days from the date of this Prospectus, to purchase up to an aggregate of _______ Common Shares at the initial offering price per Common Share listed on the cover page of this Prospectus, less underwriting discounts and commissions.  The underwriters may exercise this option solely for the purpose of covering overallotments, if any, made in connection with the offering of the Common Shares offered by this Prospectus.  To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all underwriters in the preceding table.  If the underwriters’ overallotment option is exercised in full, the total price to the public would be $_______, the total underwriters’ discounts and commissions (sales load) would be $_______, the estimated offering expenses would be $_______ and the total proceeds to the Fund would be $_______.

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Share		Total
	Without Overallotment	With Overallotment	Without Overallotment	With Overallotment
Expenses payable by the Fund	$	$	$	$
Underwriting discounts and commissions (sales load)	$	$	$	$

[The fees described below under “— Additional Compensation to Be Paid by the Investment Adviser and Subadviser ” are not reimbursable to the Adviser or the Subadviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.]

Offering expenses paid by the Fund (other than underwriting discounts and commissions) will not exceed $_______ per Common Share sold by the Fund in this offering.  If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser and the Subadviser will pay the excess.  The aggregate offering expenses (excluding underwriting discounts and commissions) are estimated to be $_______ in total, or $_______ per Common Share sold by the Fund in this offering.

Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing Common Shares.  However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market.  The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above.  The underwriters may also impose a penalty bid, whereby selling commissions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions.  Purchases of the Common Shares to stabilize their price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

[The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.]
It is expected that the Fund’s Common Shares will be approved for listing on the [Exchange], subject to notice of issuance, under the symbol “_______.”

[The Fund has agreed that, without the prior written consent of [UNDERWRITER] on behalf of the underwriters, it will not, during the period ending 180 days after the date of this Prospectus:

●
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or

●	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares,

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares.  These lock-up agreements will not apply to the Common Shares to be sold pursuant to the underwriting agreement.]

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund.  Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser , the Subadviser and the representative.  There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that the representative and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically.

The Fund and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

The address of [UNDERWRITER] is [ADDRESS].

[Additional Compensation to be Paid by the Investment Adviser

In connection with this transaction, [UNDERWRITER] will be paid a marketing and structuring fee by the Adviser and the Subadviser  (and not the Fund) equal to $_______, or _____% of the total price to the public of the Common Shares sold in this offering (excluding any Common Shares that may be purchased pursuant to the underwriters’ over-allotment option).  In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), this marketing and structuring fee will be earned by and paid to [UNDERWRITER] by the Adviser and the Subadviser for advice to the Adviser and the Subadviser on the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its Common Shares.

The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and the fees described above, will not exceed _____% of the total price to the public of the Common Shares sold in this offering.]

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

_______________, [address], serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act.  [For its services, the Custodian will receive a [monthly] fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.]

_______________, [address], serves as the dividend-disbursing agent and transfer agent for the Fund.

LEGAL MATTERS

Certain legal matters will be passed on by Vedder Price P.C., Chicago, Illinois (“Vedder Price”) as counsel to the Fund in connection with the offering of the Common Shares, and by [LAW FIRM], [CITY], [STATE], counsel to the underwriters.  Vedder Price and [LAW FIRM] may rely on the opinion of ____________________, as to matters of Maryland law.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC.  Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549.  The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended, and the 1940 Act.  This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby.  Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document field as an exhibit to the Registration Statement or otherwise filed with the SEC.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free or charge through the SEC’s website (http://www.sec.gov).

TABLE OF CONTENTS OF SAI

Investment Restrictions

Investment Policies and Techniques

Management of the Fund
Investment Adviser and Subadviser
Investment Management and Subadvisory Agreements
Compensation of Portfolio Managers
Fund Ownership of Portfolio Managers
Conflicts of Interest
Other Accounts Managed
Administrator
Codes of Ethics

Fund Service Providers
Independent Registered Public Accounting Firm
Legal Counsel
Custodian, Transfer Agent and Dividend-Disbursing Agent

Portfolio Transactions

Dividends

Dividend Reinvestment Plan

Repurchase of Shares

U.S. Federal Income Tax Matters
Fund Taxation
Shareholder Taxation
Other Taxes

Board Members And Officers
Independent Board Members
Board Member Ownership in the Fund
Securities Beneficially Owned

Proxy Voting Guidelines

Additional Information

Financial Statements and Report of Independent Registered Public Accounting Firm

Appendix A:  Proxy Voting Guidelines

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated  September 13, 2011

RIVERNORTH TACTICAL OPPORTUNITIES FUND, INC. (the “Fund”)

STATEMENT OF ADDITIONAL INFORMATION

The Fund is a non-diversified, closed-end management investment company.  The Fund’s investment objective is total return consisting of capital appreciation and income.  The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances in closed-end funds and exchange-traded funds (“ETFs” and collectively, “Underlying Funds”).  Underlying Funds also may include open-end funds and business development companies.  There is no assurance that the Fund will achieve its objective.

This statement of additional information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated September 13, 2011 .  Investors should obtain and read the prospectus prior to purchasing shares of common stock.  A copy of the prospectus may be obtained without charge by calling the Fund at (___) ___-____.

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C.  The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.  Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

Page

INVESTMENT RESTRICTIONS	1
INVESTMENT POLICIES AND TECHNIQUES	2
MANAGEMENT OF THE FUND	24
Investment Adviser and Subadviser	24
Investment Management and Subadvisory Agreements	24
Compensation of Portfolio Managers	25
Fund Ownership of Portfolio Managers	25
Conflicts of Interest	26
Other Accounts Managed	26
Administrator	27
Codes of Ethics	27
FUND SERVICE PROVIDERS	27
Independent Registered Public Accounting Firm	27
Legal Counsel	27
Custodian, Transfer Agent and Dividend-Disbursing Agent	27
PORTFOLIO TRANSACTIONS	27
DIVIDENDS	29
DIVIDEND REINVESTMENT PLAN	29
REPURCHASE OF SHARES	30
U.S. FEDERAL INCOME TAX MATTERS	31
Fund Taxation	32
Shareholder Taxation	35
Other Taxes	38
BOARD MEMBERS AND OFFICERS	39
Independent Board Members	39
Interested Board Member and Officers	39
Board Member Ownership in the Fund	40
Securities Beneficially Owned	41
PROXY VOTING GUIDELINES	41
ADDITIONAL INFORMATION	41
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

i

(continued)
Page

APPENDIX A: PROXY VOTING GUIDELINES	A-1

ii

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders.  There can be no assurance the Fund’s investment objective will be met.

Any investment restrictions herein that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a non-diversified management investment company.  A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.  While not limited by the Investment Company Act of 1940, as amended (the “1940 Act”), as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

As a matter of fundamental policy, the Fund will not:

(1)           borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)           issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)           concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)           engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)           purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)           purchase or sell commodities, except as permitted by the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

(7)           make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that RiverNorth Capital Management, LLC (“RiverNorth” or the “ Subadviser ”), in its discretion may, but is not required to, use in managing the Fund’s portfolio assets.  These same  investment practices or techniques may be used by the Underlying Funds in which the Fund invests.  Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets.  Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Borrowing.  The Fund may borrow funds and/or issue preferred stock, notes or debt securities to the extent permitted by the 1940 Act for investment purposes.  These practices are known as leveraging.  Currently, under the 1940 Act, the Fund may borrow up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.  The Fund may borrow through other means to the extent permitted by the 1940 Act , including through a line of credit with a bank or other financial institution.    In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes.  This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies.  Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  The interest that the Fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains.  Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Cash Management Vehicles.  The Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”).  Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover the Fund’s open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors.  Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount

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deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.

Closed-End Funds.  The Fund invests in other closed-end funds.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on an exchange and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end fund, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Subadviser , based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset

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value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper.  The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Common Stocks. The Fund may invest in common stocks.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, the Fund participates in the success or failure of any company in which it holds stock.  The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.

Convertible Securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt.  Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Investment Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Subadviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate bonds.  A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may

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have a lower recovery value than a secured bond in the event of a default by its issuer.  The Subadviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts.  Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs, in sponsored form, are designed for use in U.S. securities markets.  A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR.  The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Distressed Securities.  The Fund may invest in distressed securities, which may include companies in bankruptcy, liquidation or those which may be in default on obligations.  Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies.  Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most funds primarily maintain long positions.  Some relative value trades are possible, where an investor sells short one class of a distressed company’s capital structure and purchases another.  Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the Fund’s claims.

Emerging Markets Securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons.  Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause the Fund or an

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Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.  Such a delay could result in possible liability to a purchaser of the security.

Equity Securities.  Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Subadviser .  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Eurodollar Instruments.  The Fund may make investments in Eurodollar instruments.  Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Exchange-Traded Funds.  The Fund invests in exchange-traded funds (“ETFs”).  ETFs are funds traded on securities exchanges, which seek to approximate the investment performance of their respective benchmarks by investing in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in –kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund expects that it will purchase shares of ETFs on an exchange at market price rather than from the ETFs in creation units.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

Exchange-Traded Notes.  The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security.  ETNs combine certain aspects of bonds and ETFs.  Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a

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cash amount equal to the principal amount, subject to the day’s index factor.  ETN returns are based upon the performance of a market index minus applicable fees.  ETNs do not make periodic coupon payments and provide no principal protection.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

Foreign Currencies.  The Fund may invest in foreign currencies.  Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund’s investment performance.  If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of U.S. dollars, it may not convert its holdings of foreign currencies into U.S. dollars on a daily basis.  Investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Investments.  The Fund may invest in securities of foreign issuers.  When foreign securities are denominated and traded in foreign currencies, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions and other fees are also generally higher than in the U.S. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result,

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government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.  Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.”  For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism).  Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.  Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.  The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available.

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Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

High Yield Securities.  The Fund and the Underlying Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s).  Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.”  These securities are considered to be high-risk investments.  The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative.  There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities.  Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt.  These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments.  In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness.  If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.  The Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities.  Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments.  During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile.  The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities.  If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable.  In addition, the lower rated investments may be thinly traded and there may be no established secondary market.  Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities.  Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities.  In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times.  As a result, lower rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds.  As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds.  New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

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Straight fixed-income debt securities.  These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date.  The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities.  These bear no interest obligation but are issued at a discount from their value at maturity.  When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities.  These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds.  These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

Convertible Securities.  These are bonds or preferred stock that may be converted to common stock.

Preferred Stock.  These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments.  These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganization and Corporate Restructurings.  In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The Fund may hold such common stock and other securities even if they do not invest in such securities.

Illiquid Securities and Restricted Securities.  The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (“1933 Act”).  Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid.  For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.  The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid.  Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security.  In addition, it may be more difficult to determine a market value for restricted or illiquid securities.  Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Indexed Securities.  The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).  Most indexed securities have maturities of three years or less.

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Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks.  In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Initial Public Offerings.  The Fund may purchase shares in initial public offerings (IPOs).  Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling shares, the Fund may realize taxable capital gains that they will subsequently distribute to shareholders.  Investing in IPOs has added risks because their shares are frequently volatile in price.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Investment Grade Debt Securities.  The Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or similar ratings of another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Subadviser .  Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.  To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Lending of Portfolio Securities.  The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations.  By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund.  The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to

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borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities to a lending agent for services in arranging the securities loans, so long as such fees are set forth in a written contract consistent with requirements (a) to (d) as set forth above and approved by the investment company’s board of directors .  In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

Municipal Securities.  The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities.  Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Obligations of Supranational Entities (Underlying Funds Only).  The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income.  There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Preferred Stocks.  The Fund may invest in preferred stocks.  Preferred stocks pay fixed or floating dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets.  This means that a company must pay dividends on preferred stock before paying any dividends on its common stock.  Preferred stockholders usually have no right to vote for corporate directors or on other matters.

Real Estate Investment Trusts (“REITs”).  The Fund may invest in securities of REITs.  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs.  Investment

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in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of the Fund’s investment in REITs.  For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

     Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements.  The Fund may invest in repurchase agreements.  In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight.  It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.  Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself.  Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt obligation purchased for the Fund, the Subadviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price.  However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the

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repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein.  Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment.  At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest).  If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings.  The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.  Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase.  Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Rights.  Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.  The Subadviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research.  The risk in investing in rights is that the Subadviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Subadviser’s anticipated price within the life of the right.

Short Sales.  The Fund may sell securities short.  When the Fund takes a long position, it purchases a stock outright.  When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline.  To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker to the extent necessary to meet the margin requirements, until the short position is closed out.  The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short.  Alternatively if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

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The Fund may not always be able to close out a short position at a particular time or at an acceptable price.  A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price.  If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur.  A short squeeze occurs when demand is greater than supply for the stock sold short.  A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price.  If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act.  The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short.  If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act.  The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered.  The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions.  This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging.  The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan.  Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short.  Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security.  In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.  By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.

Although the Fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

Sovereign Obligations (Underlying Funds Only).  The Fund may invest in an Underlying Fund that invests in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more

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volatile than prices of U.S. debt obligations.  In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Strategic Transactions and Derivatives.  The Fund intends to utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing return.  These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”).  In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to enhance potential gain.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Subadviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.  The use of currency transactions can result in the Fund incurring losses as a result of a

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number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets.  As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Segregation and Cover Requirements.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”).  Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible

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reasons for the absence of a liquid option market on an exchange are:  (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.  The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Subadviser .  The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts.  All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is

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outstanding.  Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures.  The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes or to enhance returns.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association, which regulate trading in the futures markets.  Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act (the “CEA”).  Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.  Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund.  If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices.  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.  Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified).  This amount of cash is equal to

19

the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.  The seller of the option is obligated, in return for the premium received, to make delivery of this amount.  The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions.  The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value, or to enhance return.  Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars.  The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies.  For example, if the Subadviser considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), the Fund holds securities denominated in schillings and the Subadviser believes that the value of schillings will decline against the U.S. dollar, the Subadviser may enter into a commitment or option to sell D-marks and buy dollars.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.  If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and

20

sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the United States.  When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States,  may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by:  (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars.  Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Fund believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Structured Notes.  Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index.  Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at

21

maturity or coupon rate is determined by reference to other securities.  The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment.  Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity or of any coupon payment.  In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument.  In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives.  The Fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes.  These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment.  These notes expose the Fund economically to movements in commodity prices, but a particular note has many features of a debt obligation.  These notes also are subject to credit and interest rate risks that in general affect the value of debt securities.  Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested.  The Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index.  The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation.  Of course, there can be no guarantee that the Fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations.  These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection.  With a wholly principal protected instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index.  Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument.  For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently.  The Subadviser’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection.  In addition, the ability of the Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder, so that the Fund will not be considered a “commodity pool.”  Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

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Segregation and Cover Requirements.  Futures contracts, swaps, caps, floors and collars, options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments.  Such amounts fluctuate as the obligations increase or decrease.  The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so otherwise restrict portfolio management.

Combined Transactions.  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Subadviser , it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objectives.

Underlying Fund Securities.  The Fund invests in the securities of other investment companies (i.e., Underlying Funds).  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

The Fund may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one Underlying Fund to 3% of the Underlying Fund’s outstanding voting stock.  As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction.  In addition, to comply with provisions of the 1940 Act, in any matter upon which Underlying Fund stockholders are solicited to vote, the Subadviser may be required to vote Underlying Fund shares in the same proportion as shares held by other stockholders of the Underlying Fund.  However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, the Fund is permitted to invest in such Underlying Funds in excess of the limits set forth in the 1940 Act subject to certain terms and conditions set forth in such exemptive orders.

Warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

When-Issued Securities.  The Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and

23

settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the securities may be more or less than the purchase price.  The Fund will segregate cash or liquid assets in an amount equal in value to commitments for such securities.

MANAGEMENT OF THE FUND

Investment Adviser and Subadviser

ALPS Advisors, Inc. (the “Adviser”), a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs pursuant to an Investment Management Agreement (the “Investment Management Agreement”).  The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser.  The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO  80203.  ALPS Holdings was founded in 2005 and assumed the business of ALPS Financial Services, which was founded in 1985 as a provider of fund administration and fund distribution services.  Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.  As of ________, 2011, ALPS Holdings and its affiliates provide fund administration services to funds with assets in excess of [$54.7] billion and distribution services to funds with assets of more than [$221] billion.

RiverNorth is the  subadviser for the Fund pursuant to a Subadvisory Agreement with the Adviser (the “ Subadvisory Agreement”).  RiverNorth is headquartered at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654.  Under the oversight of the Adviser and the Board of Directors of the Fund, RiverNorth makes the Fund’s day-to-day investment decisions.  Founded in 2000, RiverNorth is registered with the SEC and as of ______________, 2011 manages approximately  $1.2 billion  for two series of a registered open-end management investment company, private investment funds, individuals and institutions, including employee benefit plans.   Each of Brian H. Schmucker and Patrick W. Galley owns more than 25% of RiverNorth Holding Co., the parent company of the Subadviser and is deemed to control the Subadviser .

The Directors of the Fund have overall responsibility for the management of the Fund under Maryland law.

Investment Management and Subadvisory Agreements

For its services under the Investment Management Agreement, the Fund pays the Adviser a monthly management fee computed at the annual rate of ____% of the average daily Managed Assets of the Fund.  “Managed Assets” means the average daily total assets, including the assets attributable to leverage, minus liabilities (other than debt related to financial leverage).  In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including compensation of its Independent Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses

24

of independent auditors, expenses of repurchasing shares, expenses of any leverage, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.  If the Fund determines to use leverage, the fees paid to the Investment Adviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which would include assets attributable to leverage.  Because the fees paid to the Investment Adviser are determined on the basis of the Fund’s Managed Assets, this creates a conflict of interest for the Investment Adviser.  [Board monitoring]

The Adviser has delegated daily management of Fund assets to the Subadviser, who is paid by the Adviser and not the Fund.  Under the Subadvisory Agreement, the Subadviser has the responsibility to provide a continuous investment management program for the Fund in accordance with the investment objective, policies and restrictions of the Fund and applicable law.  For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly subadvisory fee computed at the annual rate of ____% of the average daily Managed Assets of the Fund.   If the Fund determines to use leverage, the fees paid to the Adviser and the Subadviser for investment management services and subadvisory services, respectively , will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which would include assets attributable to leverage.  Because the fees paid to the Adviser and the Subadviser are determined on the basis of the Fund’s Managed Assets, this creates a conflict of interest for the Adviser and the Subadviser .  [Board monitoring]

The Investment Management Agreement and the Subadvisory Agreement provide that the Adviser and the Subadviser, respectively , shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under such agreement , except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Subadviser, as applicable, in the performance of its duties or from reckless disregard by the Adviser or the Subadviser, as applicable, of its obligations and duties under such agreement.

Each of the Investment Management Agreement will remain in effect for an initial term ending _________, 201_ (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund’s Board of Directors or by the holders of a majority of the Fund’s outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement.  The Investment Management Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days’ written notice by the Adviser.   The Subadvisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days’ written notice by the Adviser or the Subadviser.

Compensation of Portfolio Managers

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory notional investments in the Fund.  The performance bonus reflects individual performance and the performance of the  Subadviser's business as a whole.  Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Subadviser .  [Update]

Fund Ownership of Portfolio Managers

The following table shows the dollar range of equity securities beneficially owned by Mr. Galley and Mr. O’Neill in the Fund as of ___________, 2011 .

25

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Patrick W. Galley
Stephen O’Neill

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers have responsibility for managing other client accounts of the Subadviser .  The Subadviser has not identified any material conflicts between the Fund and other accounts managed by Mr. Galley and Mr. O’Neill.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include Mr. Galley’s or Mr. O’Neill’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.  [Hedge funds]

Other Accounts Managed

Mr. Galley is the co-portfolio manager responsible for the day-to-day management of the Fund.  As of ________________, 2011 , Mr. Galley was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$

Mr. O’Neill is the other co-portfolio manager responsible for the day-to-day management of the Fund.  As of ______________, 2011 , Mr. O’Neill was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$

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Administrator

[To come]

Codes of Ethics

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund ,  the Adviser and the Subadviser have each adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund ,  the Adviser and the Subadviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm

[ACCOUNTING FIRM], [ADDRESS], has been appointed as the independent registered public accounting firm for the Fund.  [ACCOUNTING FIRM] audits the financial statements of the Fund and provides other audit, tax and related services.  The Statement of Assets and Liabilities of the Fund as of [DATE] appearing in this SAI has been audited by [ACCOUNTING FIRM], as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.
Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.

_________________________________________________, serves as counsel to the Independent Directors.

Custodian, Transfer Agent and Dividend-Disbursing Agent

[To come]

PORTFOLIO TRANSACTIONS

The  Subadviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Subadviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Subadviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Subadviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Subadviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Subadviser overall responsibilities with respect

27

to the Trust and to other accounts over which it exercises investment discretion.  The Subadviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Subadviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Subadviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Subadviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Subadviser , it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of  Directors and the Subadviser that the review and study of the research and other information will not reduce the overall cost to the Subadviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Subadviser’s clients seek to purchase or sell the same security at or about the same time, the Subadviser may execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Subadviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Subadviser believes an adjustment is reasonable.

The Fund has no obligation to deal with any particular broker or dealer in the execution of its transactions.  It is contemplated that from time to time a registered broker-dealer affiliated with the Subadviser will effect some or all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis.  Such transactions will be executed at competitive commission rates, and the affiliated broker-dealer will receive brokerage commissions from the Fund in connection with all such brokerage transactions.  One or more employees of the Subadviser may indirectly share in the commissions received by the affiliated broker-dealer from the Fund.  The Subadviser is not required to reduce its fee by the amount of any profits earned by the affiliate, or indirectly by any employee of the Subadviser , from brokerage commissions generated from portfolio transactions of the Fund.

DIVIDENDS

Commencing with the first dividend, the Fund intends to implement a level distribution policy, pursuant to which the Fund will make regular monthly cash distributions of its net investment income to

28

holders of Common Shares at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount which may be adjusted from time to time.  The Fund expects to declare its initial monthly dividend within approximately 45 days and pay its initial monthly dividend within approximately 60 to 75 days after the completion of this offering, depending upon market conditions.  Dividends and distributions may be payable in cash or common stock, with shareholders having the option to receive stock in lieu of cash.  The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions.  As a result, the dividend paid by the Fund to holders of Common Shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period.  The Fund’s ability to maintain a stable level of distributions to stockholders will depend on a number of factors, including the stability of income received from investments.  The amount of monthly distributions may vary depending on a number of factors, including the costs of any leverage.  As portfolio and market conditions change, the amount of dividends on the Fund’s Common Shares could change.  For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential federal excise tax.  The Fund intends to distribute all realized net capital gains, if any, at least annually.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness.  Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any preferred stock is outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on common stock in the event of a default on the Fund’s borrowings.  If the Fund’s ability to make distributions on its common stock is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes, which would have adverse tax consequences for shareholders.

DIVIDEND REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan.  Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by ________ as agent (the “Plan Agent”).  Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.  Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

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The Plan Agent serves as agent for the shareholders in administering the Plan.  After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange (the “NYSE”) or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants.  The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date.  The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date.  The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent.  Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions.  When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Shares credited to such account.  If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $_____ fee plus $_____ per share brokerage commissions.

The Fund reserves the right to amend or terminate the Plan.

REPURCHASE OF SHARES

The Fund is a closed-end fund and as such its stockholders will not have the right to cause the Fund to redeem their shares.  Instead, the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors.  Because shares of a closed-end fund may frequently trade at prices lower than net asset value, the Fund’s Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end fund.  The Board of Directors may not decide to take any of these actions.  During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value.  In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer.  Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s income.  Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transaction, if consummated, would (a) result in delisting of the Common Shares from the NYSE or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the

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Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund) or as a registered closed-end fund under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse affect (including any adverse tax effect) on the Fund or its stockholders if shares were repurchased.  The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding.  However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value.  Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end fund, may reduce any spread between market price and net asset value that might otherwise exist.

Before deciding whether to take any action, the Fund’s Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund and market considerations.  Based on the considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund no action should be taken.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund.  This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances.  This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities.  In addition, the discussion does not address any state, local, or foreign tax consequences.  The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively and could affect the continued validity of this summary.  No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

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Fund Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed as described below) to shareholders.  In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (collectively, the “90% income test”).  In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders.  However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gains over net short-term capital losses), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently a maximum rate of 35%) on the amount retained.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain.  Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to a calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98. 2 % of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), plus undistributed amounts from prior years.  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and, therefore, under normal circumstances, does not expect to be subject to this excise tax.

If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, discussed below, and non-corporate shareholders of the Fund generally would be able to treat such distributions as qualified dividend income eligible for reduced rates

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of U.S. federal income taxation for taxable years beginning on or prior to December 31, 2012 , as discussed below, provided in each case that certain holding period and other requirements are satisfied.

If the Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes.  Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund may also acquire market discount bonds.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).  If the Fund invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default.  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund.  Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable.  These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions.  Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions may also require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes.  In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% income test.  The Fund will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes.  Any unrealized gains or losses on such Section 1256 contracts are treated as

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though they were realized at the end of each taxable year.  The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss.  Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner.  As noted below, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such tax.  Any gain on the sale of these investments may be treated as ordinary income.  Elections may be available that would ameliorate some or all of these adverse federal income tax consequences, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash.  The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.  In addition, such investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold or it may have to leverage itself by borrowing the cash.

If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends

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or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its common stock until the asset coverage is restored.  These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above.  Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements.  There can be no assurance, however, that any such action would achieve these objectives.  The Fund generally will endeavor to avoid restrictions on its ability to distribute dividends.

Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.  For taxable years beginning on or before December 31, 2012 , distributions of net investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund levels.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company.  Qualified dividend income does not include interest from fixed income securities.  If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.  For taxable years beginning after December 31, 2010, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates, unless Congress enacts legislation providing otherwise.  The Fund does not expect a significant portion of its dividends to constitute qualified dividend income.

Distributions of net capital gain, if any, are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares.  The U.S. federal income tax status of all distributions will be designated by the Fund and reported to shareholders annually.

Certain distributions by the Fund may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in

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U.S. domestic corporations (but not including real estate investment trusts).  The Fund does not expect a significant portion of its dividends to qualify for the dividends received deduction.

A Common Shareholder may elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund.  For U.S. federal income tax purposes, all dividends and distributions are generally taxable regardless of whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund.

If a shareholder’s distributions are automatically reinvested in additional shares, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash, unless the distribution is in newly issued shares of the Fund that are trading at or above net asset value, in which case the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

The Fund intends to distribute all realized net capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund.  Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.  Investors should consider the tax implications of purchasing shares just prior to a distribution.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains).  Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income.  Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, ordinary income and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law.  However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the Fund’s common stock.  In such a case, since the Fund’s

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current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.

In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year.  In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.  The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for federal income tax purposes as derived from income from the prior year will be treated as dividends “paid” in the prior year for purposes of determining the proportionate share of a particular type of income for each class.  Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as “paid” in the prior year for purposes of determining a class’ proportionate share of a particular type of income.  However, the private ruling is not binding on the IRS, and there can be no assurance that the IRS will respect such treatment.

Sales, exchanges and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to federal income tax.  Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions.  Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the shareholder’s adjusted tax basis in the shares sold or exchanged.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year.  Otherwise, the gain or loss on the taxable disposition of the Fund’s shares will be treated as short-term capital gain or loss.  However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.  For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell.  Long-term capital gain rates of non-corporate shareholders have been reduced to a maximum rate of 15% with a 0% rate applying to taxpayers in the 10% and 15% federal income tax brackets for taxable years beginning on or before December 31, 2012 .  For taxable years beginning after December 31, 2012 , the maximum non-corporate federal income tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.  The ability to deduct capital losses may be subject to limitations.  In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event a shareholder acquires substantially identical stock or securities (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.  In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

From time to time, the Fund may repurchase its shares.  Shareholders who tender all shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their shares and generally will realize a capital gain or loss.  If a shareholder tenders fewer than all of his, her or its shares (including those considered held through attribution), such shareholder may be treated as having received a taxable dividend upon the tender of its shares.  If a tender offer is made, there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund.  To the extent that the Fund recognizes net gains on the liquidation of

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portfolio securities to meet such tenders of shares, the Fund will be required to make additional distributions to its shareholders.  If the Board of Directors determines that a tender offer will be made by the Fund, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

The Code requires that the Fund withhold, as “backup withholding,” 28% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to shareholders who have not complied with IRS regulations.  In order to avoid this withholding requirement, shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding.  The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable.  Backup withholding is not an additional tax.  Any amount withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a shareholder who is a C corporation, such shareholder will generally be required to file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes

The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates).  Non-U.S. shareholders should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the Board Members of the Fund.  Each Board Member’s year of birth is set forth in parentheses after his or her name.  The Board of Directors is divided into three classes of directors serving staggered three-year terms.  The initial terms of the first, second and third classes of directors will expire at the first, second and third annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund.  Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms

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and until their successors are duly elected and qualify, and at each annual meeting one class of directors will be elected by the shareholders.

Independent Board Members

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Board Member and Officers

Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director2	Other Directorships Held by Director
Patrick W. Galley 1 Y.O.B.: 1975 325 N. LaSalle Street, Suite 645, Chicago, IL 60610	Director President	Three Years/ since 2010 Indefinite/ since 2010	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Vice President – Global Corporate Investment Bank, Bank of America (2003 to 2004)	2	NA

Jonathan M. Mohrhardt Y.O.B.: 1974 325 N. LaSalle Street, Suite 645, Chicago, IL 60610	Secretary, Treasurer, Chief Financial Officer, and Chief Compliance Officer	Indefinite/ since 2010
Chief Compliance Officer, RiverNorth Capital Management, LLC (2009 to present); Utopia Funds, Chief Compliance Officer 2007-2009, Treasurer and Chief Financial Officer 2005-2009; FIM Group, Director of Mutual Funds (2004-2009)
				NA	NA
_______________
1	Patrick W. Galley is considered an “Interested” Director as defined in the 1940 Act because he is an officer of the Fund and Chief Investment Officer of the Subadviser .

Board Members’ Responsibilities.  The officers of the Fund manage its day-to-day operations under the direction of the Board.  The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.  A majority of the Fund’s Board Members are not “interested persons” of the Adviser , Subadviser  or principal underwriters.

Board Committees.  The Board has established the following standing committees: Audit Committee and __________________________.  For each committee, the Board has adopted a written charter setting forth each committee’s responsibilities.

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Audit Committee:  The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund’s accounting and financial reporting policies and procedures, (3) the Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund.  It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate.  The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence.  The members of the Audit Committee are _____________________________________.

Compensation.  Each Independent Board Member receives compensation from the Fund for his or her services.  The following tables show compensation from the Fund.   Patrick W. Galley is an interested person of the Fund and received no compensation from the Fund during the relevant period.

Name of Board Member	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex
Independent Board Members:

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and fund complex as of ___________________.

Board Member	Dollar Range of Beneficial Ownership in Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Board Member in the Fund Complex
Independent Board Member:

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Board Member	Dollar Range of Beneficial Ownership in Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Board Member in the Fund Complex

Interested Board Member:
Patrick W. Galley

Securities Beneficially Owned

As of [Date within 30 days of filing], the Board Members and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund’s knowledge, as of [Date within 30 days of filing], no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares[, except as noted below].

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Subadviser , subject to the Board’s general oversight.  The  Subadviser votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI.

You may also obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov [or by visiting our Web site at ______________________________].

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C.  The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement.  Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Registration Statement and the Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The Registration Statement and the Codes of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to:  Securities and Exchange Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.  This reference to the website does not incorporate the contents of the website into this prospectus.

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FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED]

APPENDIX A:

PROXY VOTING GUIDELINES

Proxy Voting
RiverNorth Capital Management

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital)  specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting any proxies.   Therefore, RiverNorth Capital will not vote proxies for these clients. However, Pinnacle will vote proxies on behalf of investment company clients ("Funds").  Pinnacle has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if Pinnacle accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to  make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund.  Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

●	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.           Requiring senior executives to hold stock in a company.
2.           Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-_______.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

PART C – OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

1.         Financial Statements:

Part A — None

Part B — Report of Independent Registered Public Accounting Firm*

2.         Exhibits:

a.	Articles of Incorporation.(1)
b.	By-Laws.*
c.	Not applicable.
d.	Form of specimen share certificate.*
e.	Dividend Reinvestment and Cash Purchase Plan.*
f.	None.
g. 1	Form of Investment Advisory Agreement.*
g. 2	Form of Subadvisory Agreement.
h.	Form of Underwriting Agreement.*
i.	Not applicable.
j.	Custodian Agreement.*
k.1	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement.*
k.2	Form of Administrative Services Agreement.*
l.1	Opinion of Vedder Price P.C.*
l.2	Opinion of Maryland Counsel.*
m.	None.
n.	Consent of Independent Registered Public Accounting Firm.*
o.	Not applicable.
p.	Purchase Agreement.*
q.	Not Applicable.
r.1	Code of Ethics of the Fund.*
r.2	Code of Ethics of the Investment Manager.*
r. 3	Code of Ethics of the Subadviser.
_______________
*	To be filed by amendment.
(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-2 as filed on September 10, 2010.

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Item 26.  Marketing Arrangements

Reference will be made to the underwriting agreement for the Registrant’s shares of common stock to be filed in an amendment to the Registrant’s Registration Statement.

Item 27.  Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$
listing fee
Printing (other than certificates)
Engraving and printing certificates
Accounting fees and expenses
Legal fees and expenses
FINRA fee
Miscellaneous
Total	$

Item 28.  Persons Controlled by or under Common Control

None.

Item 29.  Number of Holders of Securities

As of ____________, 2011 , the number or record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock, par value, $.01 per share	None

Item 30.  Indemnification

The Articles of Incorporation of the Registrant provide that, to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for damages.  This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.  Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages in certain instances.

The Registrant’s Articles of Incorporation also provide that no amendment to the charter of the Registrant shall affect any right of any person based on any event, omission or proceeding prior to the amendment.  Insofar as Indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable.  If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in

2

connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

ALPS Advisors, Inc.

The description of the Investment Adviser under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.   The address of the Investment Adviser is 1290 Broadway, Suite 1100, Denver, Colorado  80203.

Set forth below is information as to any other business, profession, vocation and employment of a substantial nature in which each officer of the Investment Adviser is, or at any during the last two fiscal years has been, engaged for their own account or in the capacity of director, officer, employee partner or trustee:

Name	Position with ALPS Advisors, Inc.	Other Business Connections
Edmund J. Burke	Director
Chief Executive Officer and Director of ALPS Holdings, Inc.; Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. and FTAM Distributors, Inc.; President of the Reaves Utility Income Fund; Trustee and President of the Clough Global Allocation Fund; Trustee and President of the Clough Global Equity Fund; Trustee and President of the Clough Global Opportunities Fund; Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

Thomas A. Carter	President, Director	President and Director, ALPS Distributors and FTAM Funds Distributor, Inc., Executive Vice President and Directors, ALPS Holdings, Inc. and Director, ALPS Fund Services, Inc.

3

Name	Position with ALPS Advisors, Inc.	Other Business Connections
Jeremy O. May	Executive Vice President, Director
President and Director of ALPS Fund Services, Inc. and Executive Vice President and Director of ALPS Holdings, Inc., ALPS Distributors, Inc. and FTAM Distributors, Inc.; Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust; Chairman and Trustee of the Reaves Utility Income Fund; Director and Chairman of the Audit Committee of the University of Colorado Foundation

John C. Donaldson	Executive Vice President, Chief Financial Officer	Chief Financial Officer, ALPS Holdings, Inc. ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.
Diana M. Adams	Senior Vice President, Controller, Treasurer	Vice President and Controller, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.
Tané T. Tyler	Senior Vice President, General Counsel, Secretary	General Counsel, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	CCO, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.
Corey Dillon	Senior Vice President, Director of Institutional Advisory Services	Not Applicable

4

Name	Position with ALPS Advisors, Inc.	Other Business Connections
Jeremy Held	Senior Vice President, Director of Research	Not Applicable
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	Not Applicable
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	Not Applicable
Mark T. Haley	Vice President	Not Applicable
Erin E. Douglas	Vice President, Senior Associate Counsel	Vice President, Senior Associate Counsel, ALPS Distributors, Inc., ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.
JoEllen L. Legg	Vice President, Associate Counsel
Vice President and Associate Counsel of ALPS Holdings, Inc., ALPS Distributors, Inc. and FTAM Distributors, Inc.; Secretary of Transparent Value Trust; Assistant Secretary of James Advantage Funds, Stone Harbor Investment Funds, Stone Harbor Emerging Markets Debt Fund and WesMark Funds; and Vice President and Assistant Secretary of Oak Associates Funds

Paul F. Leone	Vice President, Assistant General Counsel	Vice President, Assistant General Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.
David T. Buhler	Vice President, Associate Counsel	Vice President, Associate Counsel, ALPS Distributors, Inc., ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.
Michael Akins	Vice President	Not Applicable
Amy E. Temkin	Assistant Vice President	Not Applicable

5

RiverNorth Capital Management, LLC

The description of the Subadviser under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The principal occupation of the directors and officers of the Subadviser are their services as directors and officers of the Subadviser .  The address of the Subadviser is 325 North LaSalle Street, Suite 645, Chicago, Illinois  60654.

Set forth below is information as to any other business, profession, vocation and employment of a substantial nature in which each officer of the Subadviser is, or at any during the last two fiscal years has been, engaged for their own account or in the capacity of director, officer, employee partner or trustee:

Name and Position with Subadviser	Name of Other Company	Connection with Other Company
Brian H. Schmucker, President	RiverNorth Holding Co.	President and Director
	RiverNorth Securities, LLC	Manager
Patrick W. Galley, Chief Investment Officer	RiverNorth Funds	President and Board Member
	RiverNorth Holding Co.	Director
	RiverNorth Securities, LLC	Manager
Jonathan M. Mohrhardt, Chief Compliance Officer	RiverNorth Funds	Treasurer, Chief Financial Officer and Chief Compliance Officer
	RiverNorth Holding Co.	Director
	RiverNorth Securities, LLC	Manager, President, Treasurer, Secretary and Chief Compliance Officer

Item 32.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Investment Adviser, ALPS Advisors, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado 80203; the Registrant's Subadviser, RiverNorth Capital Management, LLC at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654; the Registrant’s transfer agent, _________________________; and the Registrant’s custodian, ______________________________________________.

6

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

1.           The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           Not applicable.

5.           The Registrant undertakes that:

a.           for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Chicago and the state of Illinois, on the  13th day of September, 2011 .

RIVERNORTH TACTICAL OPPORTUNITIES FUND, INC.

By:	/s/Patrick W. Galley
Patrick W. Galley, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/Patrick W. Galley	Director, President and Chief Executive Officer	September 13, 2011
Patrick W. Galley

/s/Jonathan M. Mohrhardt	Treasurer and Chief Financial Officer	September 13, 2011
Jonathan M. Mohrhardt

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